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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 12, 2001


                         Commission file number: 1-11106


                                  PRIMEDIA INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573
--------------------------------------------------------------------------------
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)


                      745 Fifth Avenue, New York, New York
                      ------------------------------------
                    (Address of principal executive offices)


                                      10151
                                      -----
                                   (Zip Code)


Registrant's telephone number, including area code          (212) 745-0100
                                                            --------------

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ITEM 5.           Other Events

On October 11, 2001, PRIMEDIA Inc. was informed that CMGI, Inc. sold 6,115,200 shares of PRIMEDIA Inc. common stock (par value $.01) to an institutional investor in a privately negotiated transaction with The Shemano Group Inc. acting as the broker of record.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PRIMEDIA Inc.
                                  -------------
                                  (Registrant)





Date:   October 12, 2001         /s/ Beverly C. Chell
        ----------------     ---------------------------------------------
                                       (Signature)

                              Vice Chairman